                                                                   Exhibit 25(f)

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                _______________

                                    FORM T-1
                       STATEMENT OF ELIGIBILITY UNDER THE

                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                          DESIGNATED TO ACT AS TRUSTEE
                                _______________

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                         PURSUANT TO SECTION 305(b)(2)
                                _______________

                 NATIONSBANK OF TENNESSEE, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   62-0167463
                      (I.R.S. employer identification no.)

          ONE NATIONSBANK PLAZA
          NASHVILLE, TENNESSEE                                   37239-1697
          (Address of principal executive offices)               (Zip Code)
                         _____________________________

                               JOHN T. HENDERSON
                  NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
                              AREA ADMINISTRATION
                               6000 FELDWOOD ROAD
                          COLLEGE PARK, GEORGIA  30349
                                 (404) 774-6074
           (Name, Address and telephone number of agent for service)
                                _______________

                                with a copy to:
                 NATIONSBANK OF TENNESSEE, NATIONAL ASSOCIATION
                             ONE NATIONSBANK PLAZA
                           NASHVILLE, TN  37239-1697
                           ATTENTION: CORPORATE TRUST
                            ________________________

                         HOUSEHOLD FINANCE CORPORATION
              (Exact name of obligor as specified in its charter)

                 DELAWARE                                36-1239445
     (State or other jurisdiction                        (IRS employer
     of incorporation or organization)                   identification no.)

                               2700 SANDERS ROAD
                          PROSPECT HEIGHTS, IL  60070

       (Name, address, including zip code, of principal executive office)
                   __________________________________________

                            SENIOR DEBT SECURITIES
                      (Title of the indenture securities)
       _________________________________________________________________

1.    General information.
      -------------------

      Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          THE COMPTROLLER OF THE CURRENCY,
          WASHINGTON, D.C.

          FEDERAL RESERVE BANK OF ATLANTA
          104 MARIETTA STREET, N.W.
          ATLANTA, GEORGIA

          FEDERAL DEPOSIT INSURANCE CORPORATION
          WASHINGTON, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          YES.

2.    Affiliations with obligor.
      -------------------------

      If the obligor is an affiliate of the trustee, describe each such affiliation.

          NONE.

16.   List of Exhibits.
      ----------------

      List below all exhibits filed as a part of this statement of eligibility.

      (1) A copy of the Articles of Association of the trustee as now in effect. (See Exhibit 1 to Form T-1, Exhibit 25 to Registration No. 33-67040, which is incorporated herein by reference.)

      (2) A copy of the certificate of authority of the trustee to commence business. (See Exhibit 2 to Form T-1, Exhibit 25 to Registration No. 33-67040, which is incorporated herein by reference.)

      (3) A copy of the authorization of the trustee to exercise corporate trust powers. (See Exhibit 3 to Form T-1, Exhibit 25 to Registration No. 33-67040, which is incorporated herein by reference.)

      (4) A copy of the existing by-laws of the trustee, as amended to date. (See Exhibit 4 to Form T-1, Exhibit 25 to Registration No. 33-67040, which is incorporated herein by reference.)

      (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

      (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                   SIGNATURE


       Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Tennessee, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 10th day of August, 1994.

                                 NATIONSBANK OF TENNESSEE,
                                  NATIONAL ASSOCIATION


                                 By: /s/ Sandra Carreker
                                    ---------------------------
                                         Sandra Carreker
                                         Vice President

                             EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


       Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Household Finance Corporation Senior Debt Securities, NationsBank of Tennessee, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                 NATIONSBANK OF TENNESSEE,
                                 NATIONAL ASSOCIATION


                                 By: /s/ Sandra Carreker
                                    --------------------------
                                      Sandra Carreker
                                      Vice President

                              EXHIBIT 7 TO FORM T1


  Comptroller of the Currency
  Administrator of National Banks

                              REPORT OF CONDITION

  Consolidating domestic and foreign subsidiaries of the NATIONSBANK OF TENNESSEE, N.A. OF NASHVILLE, in the state of Tennessee, at the close of business on June 30, 1994 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 17561, Comptroller of the Currency, Third District.

  Statement of Resources and Liabilities          Dollar Amounts in Thousands

                                     ASSETS
  Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin....................        369,308.
  Securities
     Held-to-maturity securities........................................        609,908.
     Available-for-sale securities......................................        436,198.
  Federal funds sold....................................................         13,475.
  Loans and lease financing receivables:
     Loans and leases, net of unearned income...............  3,587,574.
     LESS: Allowance for loan and lease losses..............     46,581.
     Loans and leases, net of unearned income,
     allowance, and reserve.............................................      3,540,993.
  Premises and fixed assets (including capitalized leases)..............         62,913.
  Other real estate owned...............................................         10,489.
  Customers' liability to this bank on acceptances outstanding..........          9,404.
  Intangible assets.....................................................            410.
  Other assets..........................................................         78,169.
  TOTAL ASSETS..........................................................      5,103,267.

                                  LIABILITIES
Deposits:
     In domestic offices..........................................       4,126,175.
     Noninterest-bearing...............................    754,909
     Interest-bearing..................................  3,371,266
Interest-bearing deposits in foreign offices......................         110,185.

Federal funds purchased..........................................          142,002.
Securities sold under agreements to repurchase...................          253,707.
Demand notes issued to the U.S. Treasury.........................           46,419.
Other borrowed money.............................................            2,843.
Bank's liability on acceptances executed and outstanding.........            9,404.
Other liabilities................................................           38,197.
TOTAL LIABILITIES................................................        4,728,932.

                                 EQUITY CAPITAL
Common stock.....................................................           55,583.
Surplus..........................................................           96,987.
Undivided profits and capital reserves...........................            9,018.
Net unrealized (losses) on available-for-sale securities.........             (253).
Total equity capital.............................................          401,335.
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND EQUITY CAPITAL      5,103,267.

We, the undersigned directors (Trustees), attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


  James H. Hance, Jr.
   Jerry L. Benefield   Directors
   Owen G. Shell, Jr.